CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "General Information - Independent Auditors" and to the incorporation by reference of our report dated February 9, 2001 in this Registration Statement (Form N-1A Nos. 33-15253 and 811-5221) of Seligman Portfolios, Inc.






                                                            /s/ERNST & YOUNG LLP
                                                               ERNST & YOUNG LLP




New York, New York
April 24, 2001